Madison ETFs Trust
(the “Trust”)

Madison Mosaic Income Opportunities ETF
Madison Short-Term Strategic Income ETF
Madison Aggregate Bond ETF
Madison Covered Call ETF
Madison Dividend Value ETF (each a “Fund” and together the “Funds”)

Supplement to each Fund’s Summary Prospectus and the Funds Statutory Prospectus
Dated August 8, 2023, as supplemented to date.

August 28, 2023

The following disclosure supplements the “Management” section of each Fund’s Summary Prospectus and the “Management of the Funds” section of the Statutory Prospectus:

On August 14, 2023, Madison Investment Holdings, Inc. (“Madison”), the holding company parent of the Funds’ advisor, Madison Asset Management, LLC (“MAM”), and distributor, MFD Distributor, LLC (“MFD”), approved a letter of intent to enter a share repurchase plan with Madison’s founder and majority shareholder, Mr. Frank Burgess (the “transaction”). Subject to the satisfaction of certain conditions, the transaction is expected to be consummated in December 2023.

Under the Investment Company Act of 1940, as amended, and the terms of the applicable agreements, consummation of the transaction will result in the automatic termination of the Funds’ investment advisory, distribution and subadvisory agreements. Therefore, the Trust’s Board of Trustees has approved new investment advisory, distribution and subadvisory agreements for each Fund. The new investment advisory agreement will be presented for approval to shareholders that held shares as of the applicable record date.

Please keep this Supplement for future reference.

MF-ETF STATSUP2 0823